EXHIBIT 14(i)


                         CONSENT OF INDEPENDENT AUDITORS


      We consent to the use of our report dated February 4, 1999 on the financial statements of Franklin Valuemark Funds, now Franklin Templeton Variable Insurance Products Trust. referred to therein, which is incorporated by reference in the Registration Statement on Form N-14 of Registrant, File No. 33-23493 being filed with the Securities and Exchange Commission.


                                    MCGLADREY & PULLEN, LLP



                                    San Francisco, California
                                    October 28, 1999